"Caterpillar Financial Asset Trust, 1996-A"

Statement for Certificateholders Pursuant to Section 5.06(a)		Exhibit 99-1

Distribution Date:		Year-End 1996

( i )  Amount of principal being paid on Notes:

"(a)  Class A-1 Notes, CUSIP NO 149114AH3:"		"85,000,000.00 "
"       per $1,000 original principal amount:"		"1,000.0000000 "

"(b)  Class A-2 Notes, CUSIP NO 149114AJ9:"		"2,065,410.11 "
"       per $1,000 original principal amount:"		14.8590655

"(c)  Class A-3 Notes, CUSIP NO 149114AK6:"		0.0000000
"       per $1,000 original principal amount:"		0.0000000

"(d)  Certificates, CUSIP NO 149114AL4:"		0.00
"       per $1,000 original principal amount:"		0.00000000

(e)  Total:		"87,065,410.11 "

(ii)  Amount of interest being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AH3:"		"1,686,852.53 "
"        per $1,000 original principal amount:"		19.8453239

"(b)  Class A-2 Notes, CUSIP NO 149114AJ9:"		"5,535,675.02 "
"        per $1,000 original principal amount:"		39.8250001

"(c)  Class A-3 Notes, CUSIP NO 149114AK6:"		"5,656,718.03 "
"        per $1,000 original principal amount:"		42.5250000

"(d)  Certificates, CUSIP NO 149114AL4:"		"657,712.07 "
"        per $1,000 original principal amount:"		44.21249856

(e)  Total:		"13,536,957.65 "

(iii)  Amount of prepayment premium being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AH3:"
"        per $1,000 original principal amount:"

"(b)  Class A-2 Notes, CUSIP NO 149114AJ9:"
"        per $1,000 original principal amount:"

"(c)  Class A-3 Notes, CUSIP NO 149114AK6:"
"        per $1,000 original principal amount:"

"(d)  Certificates, CUSIP NO 149114AL4:"
"        per $1,000 original principal amount:"

(e)  Total:


(iv) Pool Balance at end of related collection period:		"284,831,746.89 "

(v) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Notes:		0.00
      (ii)  Class A-1 Note Pool Factor:		0.00000000

(b) (i)   outstanding principal amount of Class A-2 Notes:		"136,934,589.89 "
      (ii)  Class A-2 Note Pool Factor:		0.98514093

(c) (i)   outstanding principal amount of Class A-3 Notes:		"133,021,000.00 "
      (ii)  Class A-3 Note Pool Factor:		1.00000000

(d) (i)  Certificate Balance:		"14,876,157.00 "
     (ii)  Certificate Pool Factor:		1.00000000

(vi)  Amount of Servicing Fee paid:		"2,215,060.97 "

(vii) Amount of Administration Fee paid:		"4,000.00 "

(viii) Aggregate Purchase Amounts for Collection Period:		"4,054,730.90 "

(ix) Aggregate Amount of Realized Losses		"285,020.19 "

(x) Specified Reserve Account Balance at end of
            related collection period:		"13,529,507.98 "

"Caterpillar Financial Asset Trust, 1996-A"

Statement for Noteholders pursuant to Section 5.06(a)		Exhibit 99-2

Distribution Date:		Year-End 1996

( i )  Amount of principal being paid on Notes:

"(a)  Class A-1 Notes, CUSIP NO 149114AH3:"		"85,000,000.00 "
"       per $1,000 original principal amount:"		"1,000.00000000 "

"(b)  Class A-2 Notes, CUSIP NO 149114AJ9:"		"2,065,410.11 "
"       per $1,000 original principal amount:"		14.85906554

"(c)  Class A-3 Notes, CUSIP NO 149114AK6:"		0.00
"       per $1,000 original principal amount:"		0.00000000

(d)  Total:		"87,065,410.11 "


(ii)  Amount of  interest being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AH3:"		"1,686,852.53 "
"        per $1,000 original principal amount:"		19.84532388

"(b)  Class A-2 Notes, CUSIP NO 149114AJ9:"		"5,535,675.02 "
"        per $1,000 original principal amount:"		39.82500014

"(c)  Class A-3 Notes, CUSIP NO 149114AK6:"		"5,656,718.03 "
"        per $1,000 original principal amount:"		42.52500004

(d)  Total:		"12,879,245.58 "


(iii)  Amount of  prepayment premium being paid or distributed:

"(a)  Class A-1 Notes, CUSIP NO 149114AH3:"
"        per $1,000 original principal amount:"

"(b)  Class A-2 Notes, CUSIP NO 149114AJ9:"
"        per $1,000 original principal amount:"

"(c)  Class A-3 Notes, CUSIP NO 149114AK6:"
"        per $1,000 original principal amount:"

(d)  Total:



(iv) Pool Balance at end of related collection period:		"284,831,746.89 "

(v) After giving effect to distributions on this Distribution Date:

(a) (i)   outstanding principal amount of Class A-1 Notes:		0.00
      (ii)  Class A-1 Note Pool Factor:		0.0000000

(b) (i)   outstanding principal amount of Class A-2 Notes:		"136,934,589.89 "
      (ii)  Class A-2 Note Pool Factor:		0.9851409

(c) (i)   outstanding principal amount of Class A-3 Notes:		"133,021,000.00 "
      (ii)  Class A-3 Note Pool Factor:		1.0000000

(d) (i)  Certificate Balance:		"14,876,157.00 "
     (ii)  Certificate Pool Factor:		1.0000000

(vi)  Amount of Servicing Fee paid:		"2,215,060.97 "

(vii) Amount of Administration Fee paid:		"4,000.00 "

(viii) Aggregate Purchase Amounts for Collection Period:		"4,054,730.90 "

(ix) Aggregate Amount of Realized Losses		"285,020.19 "

(x) Specified Reserve Account Balance at end of
            related collection period:		"13,529,507.98 "

"Caterpillar Financial Asset Trust, 1996-A"

"$85,000,000 Class A-1 5.418% Asset Backed Notes"
"$139,000,000 Class A-2 5.90% Asset Backed Notes"
"$133,021,000 Class A-3 6.30% Asset Backed Notes"
"$14,876,157 6.55% Asset Backed Certificates"

Servicing Certificate/Statement to Noteholders and Certificateholders
Exhibit 99-3

Distribution Date
Collection Period Month Begin		Year-End Statement
Collection Period Month End	 	as of 12/31/96

Original Pool Balance		"371,897,157.00 "
Beginning Pool Balance		"371,897,157.00 "
Ending Pool Balance		"284,831,746.89 "

Total Interest Collections		"17,380,864.26 "
Total Principal Collections		"82,317,169.27 "
Warranty Repurchases:
    Contracts deferred beyond A-3 maturity date		0.00
Administrative Repurchases	(See List)  	"4,054,730.90 "
Liquidation Proceeds		"408,489.75 "
Reinvestment Income		"560,450.84 "

TOTAL COLLECTIONS FOR THE COLLECTION PERIOD		"104,721,705.02 "

Miscellaneous Data
    Aggregate Scheduled Amounts 31 - 60 days past due		"4,570,754.58 "
    Aggregate Scheduled Amounts 61 days or more past due		"3,264,603.34 "
    Net Losses on Liquidated Receivables This Period		"285,020.19 "
    Number of Loans at Beginning of Period	 	"4,253 "
    Number of Loans at End of Period	 	"3,966 "
    Repossessed Equipment not Sold or Reassigned (Beginning)		0.00
    Repossessed Equipment not Sold or Reassigned (End)		"740,600.68 "


Calculation of Distributable Amounts
Original Class A-1 Principal Balance		"85,000,000.00 "
Class A-1 Note Beginning Principal Balance		"85,000,000.00 "
Class A-1 Noteholders' Principal Carryover Shortfall 		0.00
A-1 Noteholders' share of the Principal Distribution Amount		100.00%
Class A-1 Noteholders' Principal Distributable Amount		"85,000,000.00 "

Original Class A-2 Principal Balance		"139,000,000.00 "
Class A-2 Note Beginning Principal Balance		"139,000,000.00 "
A-2 Noteholders' Percentage		100.00%
Class A-2 Noteholders' Principal Carryover Shortfall 		0.00
A-2 Noteholders' share of Principal Distribution Amount		100.00%
Class A-2 Noteholders' Principal Distributable Amount		"2,065,410.11 "

Original Class A-3 Principal Balance		"133,021,000.00 "
Class A-3 Note Beginning Principal Balance		"133,021,000.00 "
A-3 Noteholders' Percentage		96.00%
Class A-3 Noteholders' Principal Carryover Shortfall 		0.00
A-3 Noteholders' share of Principal Distribution Amount		96.00%
Class A-3 Noteholders' Principal Distributable Amount		0.00

Original Certificate Principal Balance		"14,876,157.00 "
Certificate Beginning Principal Balance		"14,876,157.00 "
Certificateholders' Principal Carryover Shortfall 		0.00
Certificateholders' Principal Distributable Amount		0.00

Total Beginning Principal Balance of Notes and Certificates		"371,897,157.00 "

Allocation of Total Distribution Amount (TDA)
Interest Distribution Amount  (IDA)		"17,656,294.91 "
Principal Distribution Amount  (PDA)		"87,065,410.11 "
Total Distribution Amount  (TDA)		"104,721,705.02 "

Servicing Fee Shortfall (Beginning of Period)		0.00
Servicing Fees Accrued during this Period	1.00%	"2,215,060.97 "
Servicing Fees Paid this Period from TDA	 	"2,215,060.97 "
Servicing Fee Shortfall (End of Period)	 	0.00

Administration Fee Shortfall (Beginning of Period)		0.00
Administration Fees Accrued during this Period		"4,000.00 "
Administration Fees Paid this Period from TDA		"4,000.00 "
Administration Fee Shortfall (End of Period Shortfall)	 	0.00

Total Distribution Amount Remaining		"102,502,644.05 "

A-1 Noteholders' Interest Carryover Shortfall (Beginning)		0.00
Interest Due (in Arrears) on Above Beginning Shortfall		0.00
A-1 Noteholders' Interest Distributable Amount	5.418%	"1,686,852.53 "
A-1 Noteholders' Interest Paid this Period from TDA		"1,686,852.53 "
Prelim. A-1 Noteholders' Interest Carryover Shortfall (End)		0.00

A-2 Noteholders' Interest Carryover Shortfall (Beginning)		0.00
Interest Due (in Arrears) on Above Beginning Shortfall		0.00
A-2 Noteholders' Interest Distributable Amount	5.90%	"5,535,675.02 "
A-2 Noteholders' Interest Paid this Period from TDA		"5,535,675.02 "
Prelim. A-2 Noteholders' Interest Carryover Shortfall (End)	  	0.00

A-3 Noteholders' Interest Carryover Shortfall (Beginning)		0.00
Interest Due (in Arrears) on Above Beginning Shortfall		0.00
A-3 Noteholders' Interest Distributable Amount	6.30%	"5,656,718.03 "
A-3 Noteholders' Interest Paid this Period from TDA		"5,656,718.03 "
Prelim. A-3 Noteholders' Interest Carryover Shortfall (End)	  	0.00

Noteholders' Interest Carryover Shortfall (Beginning)		0.00
Interest Due (in Arrears) on Above Beginning Shortfall		0.00
Noteholders' Interest Distributable Amount		"12,879,245.58 "
Noteholders' Interest Paid this Period from TDA		"12,879,245.58 "
Prelim. Noteholders' Interest Carryover Shortfall (End)		0.00

Total Distribution Amount Remaining		"89,623,398.47 "

Class A-1 Noteholders' Principal Carryover Shortfall (Beginning)		0.00
A-1 Noteholders' Principal Distributable Amount this Period		"85,000,000.00 "
A-1 Noteholders' Principal Paid this Period from TDA		"85,000,000.00 "
Prelim. Class A-1 Noteholders' Principal Carryover Shortfall (End)		0.00

Total Distribution Amount Remaining		"4,623,398.47 "

Class A-2 Noteholders' Principal Carryover Shortfall (Beginning)		0.00
A-2 Noteholders' Principal Distributable Amount this Period		"2,065,410.11 "
A-2 Noteholders' Principal Paid this Period from TDA		"2,065,410.11 "
Prelim. Class A-2 Noteholders' Principal Carryover Shortfall (End)		0.00

Total Distribution Amount Remaining		"2,557,988.36 "

Class A-3 Noteholders' Principal Carryover Shortfall (Beginning)		0.00
A-3 Noteholders' Principal Distributable Amount this Period		0.00
A-3 Noteholders' Principal Paid this Period from TDA		0.00
Prelim. Class A-3 Noteholders' Principal Carryover Shortfall (End)		0.00

Total Distribution Amount Remaining		"2,557,988.36 "

Certificateholders' Interest Carryover Shortfall (Beginning)		0.00
Interest Due (in Arrears) on Above Beginning Shortfall		0.00
Certificateholders' Earned Interest	6.55%	"657,712.07 "
Certificateholders' Interest Paid this Period from TDA		"657,712.07 "
Prelim. Certificateholders' Interest Carryover Shortfall (End)		0.00

Total Distribution Amount Remaining		"1,900,276.29 "

Certificateholders' Principal Carryover Shortfall (Beginning)		0.00
Certificateholders' Principal Distributable Amount		0.00
Certificateholders' Principal Paid this Period from TDA 		0.00
Prelim. Certificateholders' Principal Carryover Shortfall (End) 		0.00

Total Distribution Amount Remaining		"1,900,276.29 "

Distributions to/from Reserve Account
Reserve Account Balance at beginning of period		"17,665,115.00 "
Deposit to Reserve Account from Excess Collections 		"1,900,276.29 "

Distribute from Reserve Account to Noteholders' Distr. Account		0.00
Adjustment to A-1 Interest Carryover Shortfall		0.00
Adjustment to A-2 Interest Carryover Shortfall		0.00
Adjustment to A-3 Interest Carryover Shortfall		0.00
Adjustment to A-1 Principal Carryover Shortfall		0.00
Adjustment to A-2 Principal Carryover Shortfall		0.00
Adjustment to A-3 Principal Carryover Shortfall		0.00

Reserve Account Balance Remaining		"19,565,391.29 "

Distribute from Reserve Account to Certificateholders' Distr. Account		0.00
Adjustment to Certificateholders' Interest Carryover Shortfall		0.00
Adjustment to Certificateholders' Principal Carryover Shortfall		0.00

Reserve Account Balance Remaining		"19,565,391.29 "

Cumulative Realized Losses since 1-May-96 (Cut-off Date)		0.00
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?		NO
(12 x Realized Losses) + Repos at end of Collection Period		"4,160,842.96 "
((12 x Realized Losses) + Unliq. Repos)>2.00% of Beg. Pool Balance?		NO
Aggregate Scheduled Amounts 60 days or more past due		"3,264,603.34 "
Are >60 day Delinquencies > 3.75% of Ending Pool Balance?		NO
"Is any one of the three conditions ""YES""?"		NO

Class A-1 Note Principal Balance (End of Period)		0.00
Class A-2 Note Principal Balance (End of Period)		"136,934,589.89 "
Class A-3 Note Principal Balance (End of Period)		"133,021,000.00 "
Certificate Principal Balance (End of Period)		"14,876,157.00 "
Total Principal Balance of Notes and Certificates		"284,831,746.89 "

Specified Reserve Account Balance 		"13,529,507.98 "
Greater of:
      4.75% of  Ending Pool Balance 		"13,529,507.98 "
"Floor (Min. Outstanding Note and Certificate Balance, $8,367,686)"
	"8,367,686.00 "

Reserve Account Balance Remaining		"19,565,391.29 "
Excess Reserve Account Balance		"6,035,883.31 "
Release from Reserve Account to Seller 		"6,035,883.31 "
Release from Reserve Account to A-2 Noteholders as Principal		0.00
Release from Reserve Account to A-3 Noteholders as Principal		0.00
Ending Reserve Account Balance (after distributions)		"13,529,507.98 "
Net Change in Reserve Account Balance		"(4,135,607.02)"

Ending Balances/Factors
Class A-1 Interest Carryover Shortfall  (Ending Balance)		0.00
Class A-2 Interest Carryover Shortfall  (Ending Balance)		0.00
Class A-3 Interest Carryover Shortfall  (Ending Balance)		0.00

Noteholders' Interest Carryover Shortfall  (Ending Balance)		0.00
Class A-1 Principal Carryover Shortfall  (Ending Balance)		0.00
Class A-2 Principal Carryover Shortfall  (Ending Balance)		0.00
Class A-3 Principal Carryover Shortfall  (Ending Balance)		0.00

Certificateholders' Interest Carryover Shortfall  (Ending Balance)		0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)		0.00

Class A-1 Note Principal Balance (End of Period)		0.00
Class A-2 Note Principal Balance (End of Period)		"136,934,589.89 "
Class A-3 Note Principal Balance (End of Period)		"133,021,000.00 "

Certificate Principal Balance (End of Period)		"14,876,157.00 "
Total Principal Balance of Notes and Certificates		"284,831,746.89 "

Class A-1 Note Pool Factor (End of Period)	 	0.0000000
Class A-2 Note Pool Factor (End of Period)	 	0.9851409
Class A-3 Note Pool Factor (End of Period)	 	1.0000000

Certificate Pool Factor (End of Period)	 	1.0000000
Total Notes & Certificates Pool Factor (End of Period)		0.7658885

Specified Reserve Account Balance (after distributions)		"13,529,507.98 "

"Caterpillar Financial Asset Trust, 1996-A"		Administrative Repurchases

Distribution Date		Year-End 1996

Receivable Reference		Principal Repurchased

001-0027916-000		"137,920.23 "
001-0028855-000		"21,925.26 "
001-0029790-000		"113,059.24 "
001-0029802-000		"151,107.08 "
001-0029810-000		"52,620.04 "
001-0029820-000		"37,758.03 "
001-0029823-000		"37,132.47 "
001-0029828-000		"37,758.03 "
001-0029916-000		"94,448.78 "
001-0032576-000		"47,659.03"
001-0035075-000		"16,804.73"
001-0030958-000		"43,069.42"
001-0034569-000		"52,548.36"
001-1854401-000		"14,371.76"
001-0032804-000		"65,184.35"
001-0036732-000		"257,537.80"
001-0031813-000		"862,581.84"
001-0028200-000		"58,680.08"
001-0031785-000		"15,174.22"
001-0032932-000		"48,738.78"
001-0035265-000		"38,828.28"
001-0035629-000		"30,050.42"
001-0037345-000		"12,519.54"
001-0038705-000		"70,224.98"
001-0033452-000		"210,383.10"
001-0031042-000		"69,682.34"
001-0034940-000		"36,888.03"
001-0030396-000		"86,757.16"
001-0037693-000		"173,216.69"
001-0033010-000		"64,225.75"
001-0038581-000		"21,736.15"
001-0030841-000		"66,588.87"
001-0029267-000		"59,825.18"
001-0035845-000		"33,240.80"
001-0036681-000		"24,534.30"
001-0033622-000		"58,642.51"
001-0032026-000		"4,534.03"
001-0033268-000		"56,810.51"
001-0035521-000		"58,317.55"
001-0031422-000		"38,157.22"
001-0030602-000		"20,543.20"
001-0031962-000		"35,690.49"
001-0038003-000		"22,884.78"
001-0027727-000		"55,288.71"
001-0030256-000		"27,873.47"
001-0035301-000		"35,703.88"
001-0034640-000		"135,468.46"
001-0027681-000		"31,450.34"
001-0029126-000		"27,639.91"
001-5078401-000		"58,043.26"
001-0037337-000		"64,031.88"
001-0034737-000		"28,424.44"
001-0037073-000		"85,121.72"
001-0037110-000		"45,323.42"





Total Administrative Repurchases		"4,054,730.90"